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                                                                     EXHIBIT 3.5

                DESCRIPTION OF SPECIMEN COMMON STOCK CERTIFICATE
                                     [FRONT]

           TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                       CERTIFICATE WHEN READY FOR DELIVERY




INCORPORATED UNDER THE LAWS OF                           COMMON STOCK
THE STATE OF DELAWARE                                    PAR VALUE $.01

NUMBER                                                   SHARES
C

THIS CERTIFICATE IS TRANSFERABLE                         CUSIP
IN NEW YORK, NY                                          SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS



                           BRISTOL HOTELS & RESORTS


This certifies that


is the owner of


             SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Bristol Hotels & Resorts transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witnesseth

                              CERTIFICATE OF STOCK

/s/ J. Peter Kline                          DATE
Chairman of the Board                       COUNTERSIGNED AND REGISTERED


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                                            AMERICAN STOCK TRANSFER & TRUST
                                            TRANSFER AGENT
                                            AND REGISTRAR,

                                      BY
------------------------                 ---------------------------------------
Secretary                                        AUTHORIZED SIGNATURE


                           BRISTOL HOTELS & RESORTS
                                    CORPORATE
                                      SEAL
                                    DELAWARE


                                    [REVERSE]

                           BRISTOL HOTELS & RESORTS

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, and relative rights, preferences and limitations of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ______ (Cust)
TEN ENT - as tenants by the entireties          Custodian ________(Minor) under Uniform
JT TEN - as joint tenants with rights of        Gifts to Minors Act _________ (State)
survivorship and not as tenants in common


    Additional abbreviations may also be used though not in the above list.

         For value received, ________ hereby sell, assign and transfer unto _____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE] [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE] ___________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated, ________


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NOTICE:
THE SIGNATURE(S) TO                   X__________(SIGNATURE)
THIS ASSIGNMENT MUST
CORRESPOND WITH THE                   X__________(SIGNATURE)
NAME(S) AS WRITTEN
UPON THE FACE OF THE                  THE SIGNATURE(S) SHOULD BE
CERTIFICATE IN EVERY                  GUARANTEED BY AN ELIGIBLE
PARTICULAR WITHOUT                    GUARANTOR INSTITUTION (BANKS,
ALTERATION OR                         STOCKBROKERS, SAVINGS AND LOAN
ENLARGEMENT OR ANY                    ASSOCIATIONS AND CREDIT UNIONS CHANGE
WHATEVER.                             WITH MEMBERSHIP IN AN APPROVED
                                      SIGNATURE GUARANTEE MEDALLION
                                      PROGRAM), PURSUANT TO S.E.C. RULE
                                      17Ad-15.
                                      SIGNATURE(S) GUARANTEED BY: